Taxation	3 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Taxation

3. Taxation

We account for income taxes in interim periods pursuant to the provisions of ASC 740, Income Taxes. Under this method, our provision for or benefit from income taxes is computed by applying an estimated annual effective tax rate to the year to date pre-tax book income and the effects of any discrete income tax items are recognized in the periods in which they occur.

Our effective tax rate for the quarter is abnormal due to near breakeven year-to-date pre-tax income in relation to the discrete items identified during the three months ended March 31, 2023. The March 31, 2022 effective tax rate was 3.6%. Effective April 1, 2023, the U.K. statutory tax rate increased from 19% to 25% and a weighted average of 23.5% will be applied for the full year 2023.

The difference between our effective tax rate and the U.K. statutory rate of 23.5% for the three months ended March 31, 2023 was primarily the result of fair value movements on warrants which are not subject to tax, changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards, and items identified as discrete recorded in the first quarter. The difference between our effective rate and the U.K. statutory rate of 19% for the three months ended March 31, 2022 was primarily the result of the non-deductible component of the goodwill impairment charge and changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards.